EXHIBIT 25
================================================================


                            FORM T-1

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                    STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF A
            CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE
              ELIGIBILITY OF A TRUSTEE PURSUANT TO
                SECTION 305(b)(2)           |__|



                      THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)


        New York                                 13-5160382
(State of incorporation                     (I.R.S. employer
if not a U.S. national bank)                   identification no.)

48 Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)         (Zip code)





                SOUTH CAROLINA ELECTRIC & GAS COMPANY
          (Exact name of obligor as specified in its charter)


      South Carolina                            57-0248695
(State or other jurisdiction of             (I.R.S. employer
incorporation or organization)                      identification no.)

1426 Main Street
Columbia, South Carolina                           29201
(Address of principal executive offices)         (Zip code)

                     ______________________

            Junior Subordinated Deferrable Interest Debentures
                   (Title of the indenture securities)

1.  General information.  Furnish the following information as to the Trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.
          ____________________________________________________________
              Name                                        Address
          ------------------------------------------------------------
 Superintendent of Banks of the State of     2 Rector Street, New York,
 New York                                    N.Y.  10006, and Albany,
                                       N.Y. 12203

 Federal Reserve Bank of New York            33 Liberty Plaza, New
                                       York, N.Y.  10045

 Federal Deposit Insurance Corporation       Washington, D.C.  20429

 New York Clearing House Association         New York, New York
                                             10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                             SIGNATURE




     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of October, 1997.


                               THE BANK OF NEW YORK



                               By:     /S/THOMAS E. TABOR
                                   Name:  THOMAS E. TABOR
                                   Title: ASSISTANT TREASURER

               Consolidated Report of Condition of

                       THE BANK OF NEW YORK

             of 48 Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
ASSETS                                         in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................          $ 7,769,502

  Interest-bearing balances ..........            1,472,524
Securities:
  Held-to-maturity securities ........            1,080,234
  Available-for-sale securities ......            3,046,199
Federal funds sold and Securities pur-
chased under agreements to resell......           3,193,800
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................35,352,045
  LESS: Allowance for loan and
    lease losses ..............625,042
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve               34,726,574
Assets held in trading accounts ......            1,611,096
Premises and fixed assets (including
  capitalized leases) ................              676,729
Other real estate owned ..............               22,460
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................              209,959
Customers' liability to this bank on
  acceptances outstanding ............            1,357,731
Intangible assets ....................              720,883
Other assets .........................            1,627,267
Total assets .........................          $57,514,958

LIABILITIES
Deposits:
  In domestic offices ................          $26,875,596
  Noninterest-bearing ......11,213,657
  Interest-bearing .........15,661,939

  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...           16,334,270
  Noninterest-bearing .........596,369
  Interest-bearing .........15,737,901
Federal funds purchased and Securities
  sold under agreements to repurchase.           1,583,157
Demand notes issued to the U.S.
  Treasury ...........................             303,000
Trading liabilities ..................           1,308,173
Other borrowed money:
  With remaining maturity of one year
    or less ..........................           2,383,570
  With remaining maturity of more than
one year through three years..........                   0
  With remaining maturity of more than
    three years .........................           20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............           1,377,244
Subordinated notes and debentures ....           1,018,940
Other liabilities ....................           1,732,792
Total liabilities ....................          52,937,421

EQUITY CAPITAL
Common stock ........................            1,135,284
Surplus .............................              731,319
Undivided profits and capital
  reserves ..........................            2,721,258
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                1,948
Cumulative foreign currency transla-
  tion adjustments ..................          (   12,272)
Total equity capital ................            4,577,537
Total liabilities and equity
  capital ...........................          $57,514,958


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                    Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   Alan R. Griffith
   J. Carter Bacot
   Thomas A. Renyi          Directors

==========================================================


                           FORM T-1

                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     STATEMENT OF ELIGIBILITY
               UNDER THE TRUST INDENTURE ACT OF 1939 OF A
               CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO
               SECTION 305(b)(2)           |__|



                  THE BANK OF NEW YORK
           (Exact name of trustee as specified in its charter)


       New York                           13-5160382
(State of incorporation                (I.R.S. employer
if not a U.S. national bank)                        identification no.)

48 Wall Street, New York, N.Y.                10286
(Address of principal executive offices)    (Zip code)





                             SCE&G TRUST I
          (Exact name of obligor as specified in its charter)


Delaware                                   58-6353075
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)              identification no.)

c/o South Carolina Electric & Gas Company,
1426 Main Street
Columbia, South Carolina          29201
(Address of principal executive offices)    (Zip code)

                         ______________________

                        Trust Preferred Securities
                    (Title of the indenture securities)


========================================================================

1.     General information.  Furnish the following information as to the
Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.
------------------------------------------------------------------
       Name                                        Address
------------------------------------------------------------------
Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany,
                                             N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.
     Yes.

2.      Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                             SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of October, 1997.


                              THE BANK OF NEW YORK



                              By:  /S/THOMAS E. TABOR
                                  Name:  THOMAS E. TABOR
                                  Title: ASSISTANT TREASURER

               Consolidated Report of Condition of

                       THE BANK OF NEW YORK

             of 48 Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                    Dollar Amounts
ASSETS                                         in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................          $ 7,769,502

  Interest-bearing balances ..........            1,472,524
Securities:
  Held-to-maturity securities ........            1,080,234
  Available-for-sale securities ......            3,046,199
Federal funds sold and Securities pur-
chased under agreements to resell......           3,193,800
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................35,352,045
  LESS: Allowance for loan and
    lease losses ..............625,042
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve               34,726,574
Assets held in trading accounts ......            1,611,096
Premises and fixed assets (including
  capitalized leases) ................              676,729
Other real estate owned ..............               22,460
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................              209,959
Customers' liability to this bank on
  acceptances outstanding ............            1,357,731
Intangible assets ....................              720,883
Other assets .........................            1,627,267
Total assets .........................          $57,514,958

LIABILITIES
Deposits:
  In domestic offices ................          $26,875,596
  Noninterest-bearing ......11,213,657
  Interest-bearing .........15,661,939
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...           16,334,270

  Noninterest-bearing .........596,369
  Interest-bearing .........15,737,901
Federal funds purchased and Securities
  sold under agreements to repurchase.           1,583,157
Demand notes issued to the U.S.
  Treasury ...........................             303,000
Trading liabilities ..................           1,308,173
Other borrowed money:
  With remaining maturity of one year
    or less ..........................           2,383,570
  With remaining maturity of more than
one year through three years..........                   0
  With remaining maturity of more than
    three years .........................           20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............           1,377,244
Subordinated notes and debentures ....           1,018,940
Other liabilities ....................           1,732,792
Total liabilities ....................          52,937,421

EQUITY CAPITAL
Common stock ........................            1,135,284
Surplus .............................              731,319
Undivided profits and capital
  reserves ..........................            2,721,258
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                1,948
Cumulative foreign currency transla-
  tion adjustments ..................          (   12,272)
Total equity capital ................            4,577,537
Total liabilities and equity
  capital ...........................          $57,514,958

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                    Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   Alan R. Griffith
   J. Carter Bacot
   Thomas A. Renyi          Directors

======================================================================


                                FORM T-1

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                        STATEMENT OF ELIGIBILITY
               UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  CHECK IF AN APPLICATION TO DETERMINE
                  ELIGIBILITY OF A TRUSTEE PURSUANT TO
                    SECTION 305(b)(2)           |__|



                          THE BANK OF NEW YORK
           (Exact name of trustee as specified in its charter)


New York                                                 13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification
                                                       no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)               (Zip code)





                  SOUTH CAROLINA ELECTRIC & GAS COMPANY
           (Exact name of obligor as specified in its charter)


South Carolina                              57-0248695
(State or other jurisdiction of         (I.R.S. employer
incorporation or organization)             identification no.)

1426 Main Street
Columbia, South Carolina                         29201
(Address of principal executive offices)       (Zip code)
                                   ______________________

             Guarantee of Trust Preferred Securities of
                             SCE&G Trust I
                (Title of the indenture securities)


========================================================================

1.  General information.  Furnish the following information as to the
Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.
----------------------------------------------------------------
           Name                                        Address
     ----------------------------------------------------------------
Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y. 10006, and Albany, N.Y.
                                            12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C.  20429

New York Clearing House Association         New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                             SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of October, 1997.


                                 THE BANK OF NEW YORK



                                 By: /S/THOMAS E. TABOR
                                     Name:  THOMAS E. TABOR
                                     Title: ASSISTANT TREASURER

               Consolidated Report of Condition of

                       THE BANK OF NEW YORK

             of 48 Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                    Dollar Amounts
ASSETS                                         in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................          $ 7,769,502

  Interest-bearing balances ..........            1,472,524
Securities:
  Held-to-maturity securities ........            1,080,234
  Available-for-sale securities ......            3,046,199
Federal funds sold and Securities pur-
chased under agreements to resell......           3,193,800
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................35,352,045
  LESS: Allowance for loan and
    lease losses ..............625,042
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve               34,726,574
Assets held in trading accounts ......            1,611,096
Premises and fixed assets (including
  capitalized leases) ................              676,729
Other real estate owned ..............               22,460
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................              209,959
Customers' liability to this bank on
  acceptances outstanding ............            1,357,731
Intangible assets ....................              720,883
Other assets .........................            1,627,267
Total assets .........................          $57,514,958

LIABILITIES
Deposits:
  In domestic offices ................          $26,875,596
  Noninterest-bearing ......11,213,657
  Interest-bearing .........15,661,939
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...           16,334,270
  Noninterest-bearing .........596,369

Interest-bearing .........15,737,901
Federal funds purchased and Securities
  sold under agreements to repurchase.           1,583,157
Demand notes issued to the U.S.
  Treasury ...........................             303,000
Trading liabilities ..................           1,308,173
Other borrowed money:
  With remaining maturity of one year
    or less ..........................           2,383,570
  With remaining maturity of more than
one year through three years..........                   0
  With remaining maturity of more than
    three years .........................           20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............           1,377,244
Subordinated notes and debentures ....           1,018,940
Other liabilities ....................           1,732,792
Total liabilities ....................          52,937,421

EQUITY CAPITAL
Common stock ........................            1,135,284
Surplus .............................              731,319
Undivided profits and capital
  reserves ..........................            2,721,258
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                1,948
Cumulative foreign currency transla-
  tion adjustments ..................          (   12,272)
Total equity capital ................            4,577,537
Total liabilities and equity
  capital ...........................          $57,514,958

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                    Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   Alan R. Griffith
   J. Carter Bacot
   Thomas A. Renyi          Directors



326